Exhibit 99.1

Annual Meeting of Limited Partners Houston, Texas June 2, 2015

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. © Copyright 2015 Buckeye Partners, L.P. 2

SAFETY COMMITMENT The safety of our employees and our commitment to the continuous safe operation of our assets are core values © Copyright 2015 Buckeye Partners, L.P. 3 Linden hub BORCO jetties Performed in-depth safety culture analysis across the organization Continual focus on best practice safety processes Execution of safety is the highest priority E.g., Buckeye Marshall Michigan terminal – 31 years without lost time to accident or injury “Think Safe, Work Safe, Leave Safe”

ORGANIZATIONAL OVERVIEW AND HIGHLIGHTS Three Business Operating Units Domestic Pipelines & Terminals One of the largest independent liquid petroleum products pipeline operators in the United States with pipelines located primarily in the Northeast and Midwest and liquid petroleum products terminals located throughout the United States Global Marine Terminals An integrated network of marine terminals located primarily in the East Coast and Gulf Coast regions of the U.S. and in the Caribbean Buckeye Services Merchant Services Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals Development & Logistics Operates or maintains pipelines and performs engineering and construction management services for third parties © Copyright 2015 Buckeye Partners, L.P. 4 Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions 2014 Highlights Further geographic and product diversity achieved through the recent acquisition of an 80 percent equity interest in Buckeye Texas Partners Successful integration and commercialization of large network of terminals acquired from Hess Growth capital investments at our Chicago Complex, Perth Amboy facility and across underutilized assets Sale of our natural gas storage business Positive development in settlement discussions with certain airlines regarding FERC pipeline rates

RECENT DEVELOPMENTS



Domestic Pipelines & Terminals

- Successful open season offerings recently completed
- Higher volumes and benefit of capital investments drove strong Q1 performance

Global Marine Terminals

- Successful execution of commercial initiatives reflected in 8% increase in capacity utilization over year-ago quarter
- Executing on a number of growth capital projects in the New York Harbor and Gulf Coast

Buckeye Services

Merchant Services

- Strong rack margins driving solid financial results
- Improved inventory management processes reducing impact of deeply backwardated market

Development & Logistics

- Operation and maintenance projects continue to be robust as companies pursue cost-saving measures during current challenged market

LTM[(1)] Adjusted EBITDA


$510.2
$260.3
($2.8)
$20.2

Market and Financial Highlights

Market Data[(2)]	
Unit Price	$77.33
Market Capitalization	$9.9 billion
Yield	5.9%
Financial Data[(1)]	
Adjusted EBITDA	$787.9 million
Distribution per Unit (Annualized)	$4.60
Distribution Coverage Ratio	0.97x
Leverage Ratio	4.08x

(1) LTM through March 31, 2015. See Non-GAAP Reconciliation.
(2) As of May 29, 2015.

BUCKEYE PARTNERS, L.P.
© Copyright 2015 Buckeye Partners, L.P.
5

PIPELINE AND TERMINAL SYSTEM MAP © Copyright 2015 Buckeye Partners, L.P. 6 Four Buckeye Hubs Gulf Coast Caribbean NY Harbor Chicago Complex

Buckeye’s business is predominantly fee-based; limiting impact of lower crude oil prices CRUDE OIL PRICING IMPACT AND DIVERSIFICATION © Copyright 2015 Buckeye Partners, L.P. 7 CRUDE OIL DIVERSIFICATION Chicago Complex Long-term storage and throughput agreement with construction of 1.1 million barrels of crude oil storage placed in service Q3 2014 Long-term crude oil storage, throughput and rail loading services agreement; rail operations began in Q4 2013 New York Harbor Perth crude oil by rail capability with outbound transportation options including ship, barge and rail Caribbean ~9 million barrels of crude oil storage at BORCO facility ~9 million barrels of crude oil storage at St. Lucia facility Project underway to convert fuel oil tanks to crude oil service at BORCO Corpus Christi When initial expansion is complete, 3.5 million barrels of crude oil, condensate and naphtha storage expected to be available at marine terminal CRUDE OIL PRICING IMPACT Certainty of cash flows despite uncertainty in crude oil markets Domestic crude oil business benefits from long-term contracts 100% of Trafigura field gathering terminals, splitter and associated storage under long-term “take or pay” contracts Upside to lower crude and refined product prices Contango markets, particularly Brent crude oil Increased volumes across our pipelines and terminals Adverse impact from lower crude and refined product prices Settlement revenues derived primarily from vapor recovery units Butane blending revenues decline as butane-gasoline spread narrows

BUCKEYE TEXAS PARTNERS ACQUISITION OVERVIEW © Copyright 2015 Buckeye Partners, L.P. 8 Unique midstream platform in the Gulf Coast with long-term committed revenues and significant opportunities for further growth Strategic Rationale Allows Buckeye to enter a strategic North American shale play, the Eagle Ford, and capitalize on growing production trends and strong macroeconomic fundamentals Potential for significant future growth through strategic partnership with Trafigura to support current and potential future growth capital projects with incremental long-term revenue commitments Allows Buckeye to operate in four North American energy hubs – Chicago, New York Harbor, the Caribbean and the Gulf Coast Financial Benefits All assets are fully supported by 7-10 year minimum volume commitments and storage contracts Significant opportunity for additional infrastructure build-out to support expected growth in the Eagle Ford and Corpus Christi markets Positions Buckeye for potential acceleration of distribution growth as first phase of expansion is completed Asset Overview (1) Buckeye Texas Hub (“Texas Hub”) Deep water, high volume marine petroleum products export terminal 2.7 MMbbls of crude oil, condensate, naphtha and fuel oil storage Buckeye Texas Processing (“Texas Processing”) Condensate splitter with 1.8 MMbbls associated storage capacity 1.1 MMbbls of refrigerated/pressurized LPG storage capacity 0.3 MMbbls of additional condensate storage capacity Buckeye Field Services (“BFS”) Three crude oil and condensate gathering facilities in the Eagle Ford with associated storage and pipeline connectivity Upon completion of existing growth capital projects. Mexico Eagle Ford Shale Corpus Christi Houston Port Arthur Texas Hub/Processing Sweeny Galena Park Channelview Beaumont, TX Field Services

GROWTH CAPITAL PROJECTS © Copyright 2015 Buckeye Partners, L.P. 9 GLOBAL MARINE TERMINALS PROJECTS Texas Partners - Corpus Christi Condensate splitter 3.9 million barrels of storage under construction Perth Amboy Rail capability High-speed pipeline connection to Linden hub 1.1 million barrels of gasoline storage placed in service DOMESTIC PIPELINES & TERMINALS PROJECTS Open Season for Michigan/Ohio Expansion Expanded service to transport refined petroleum products west to east 2nd Open season for Cross Town Pipeline Project Chicago Complex Hartsdale crude oil tanks and pipeline storage Hartsdale/Hammond crude oil tank, pipeline and rail capabilities Domestic Pipelines & Terminals’ Adj. EBITDA growth driven by smaller projects Commercial and operating teams successfully identified numerous small projects that, in aggregate, drove meaningful contribution Key drivers of smaller projects include adding new capabilities and improving customer service Large capital projects drive meaningful incremental contributions to our growth however, smaller capital projects remain critical to our success!

GREEN INITIATIVES Electric power efficiency initiatives Use of drag reduction agents reduces electricity use Solar energy farms return power back to the grid Identification of ways to increase operating efficiency and reduce power consumption Emissions reductions Converting existing boiler systems at certain recently acquired Hess terminals as well as the Albany terminal from fuel to natural gas Fleet management efforts Reducing gasoline consumption, thereby reducing carbon dioxide emissions Renewable fuels blending Ethanol and bio-diesel blending capabilities available at certain facilities Recycling and waste minimization © Copyright 2014 Buckeye Partners, L.P. 10 We focus on reducing resource use while increasing operating efficiencies

FINANCIAL PERFORMANCE 11 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. LTM through March 31, 2015. See Non-GAAP Reconciliations. Distributable cash flow divided by cash distributions declared for the respective periods. Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per BPL Credit Facility. Leverage Ratio(2)(4) © Copyright 2015 Buckeye Partners, L.P. $487.9 $559.5 $648.8 $763.6 $787.9 2013 2012 2011 2014 LTM 0.91x 1.04x 0.99x 0.96x 0.97x 2013 2012 2011 2014 LTM $4.075 $4.150 $4.275 $4.475 $4.525 2013 2011 2014 LTM 2012 4.55x 4.74x 4.20x 4.06x 4.08x 2013 2012 2011 2014 LTM

BUCKEYE PARTNERS SUMMARY © Copyright 2015 Buckeye Partners, L.P. 12 Storage tank BORCO tank farm Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile commodity markets Predominantly fee-based cash flows from our transportation, terminal throughput and storage activities Increased geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects, resulting from recent acquisitions Paid cash distributions each quarter since formation in 1986 More commercially focused, increased employee empowerment & team work, more accountability and increased incentive pay for success 13% Total Unitholder Return in 2014

NON-GAAP RECONCILIATIONS
In millions, except coverage ratio



	2011	2012	2013	2014	LTM[3]
Adjusted EBITDA from continuing operations [1][2] ***:***					
Pipelines & Terminals	$361.0	$409.5	$471.1	$511.4	$510.2
Global Marine Terminals	113.0	128.6	149.7	239.6	260.3
Merchant Services	1.8	1.1	12.6	(8.1)	(2.8)
Development and Logistics	7.9	13.2	15.4	20.7	20.2
Natural Gas Storage	4.2	7.1	-	-	-
Adjusted EBITDA from continuing operations	$487.9	$559.5	$648.8	$763.6	$787.9
Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow [1] ***:***					
Income from continuing operations	$114.7	$230.5	$351.6	$334.5	$345.0
Less: Net income attributable to non-controlling interests	(6.2)	(4.1)	(4.2)	(1.9)	(0.4)
Income from continuing operations attributable to Buckeye Partners, L.P.	108.5	226.4	347.4	332.6	344.6
Add: Interest and debt expense	119.6	115.0	130.9	171.2	171.7
Income tax expense (benefit)	(0.2)	(0.7)	1.1	0.5	0.8
Depreciation and amortization	119.5	146.4	147.6	196.4	207.2
Deferred lease expense[1]	4.1	3.9	-	-	-
Non-cash unit-based compensation expense	9.1	19.5	21.0	21.0	22.9
Asset impairment expense	-	60.0	-	-	-
Goodwill impairment expense	169.6	-	-	-	-
Acquisition and transition expense	-	-	11.8	13.0	11.8
Litigation contingecy reserve	-	-	-	40.0	40.0
Less: Amortization of unfavorable storage contracts	(7.6)	(11.0)	(11.0)	(11.1)	(11.1)
Gain on sale of equity investment	(34.7)	-	-	-	-
Adjusted EBITDA from continuing operations	$487.9	$559.5	$648.8	$763.6	$787.9
Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other	(111.9)	(111.5)	(122.4)	(156.7)	(155.9)
Income tax expense, excluding non-cash taxes	-	(1.1)	(0.7)	(0.7)	(1.0)
Maintenance capital expenditures	(57.5)	(54.4)	(71.5)	(79.4)	(80.2)
Distributable cash flow from continuing operations	$318.5	$392.5	$454.2	$526.8	$550.8
Distributions for coverage ratio[4]	$351.2	$376.2	$456.5	$550.0	$568.9
Coverage Ratio	**0.91x**	**1.04x**	**0.99x**	**0.96x**	**0.97x**

(1) 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations.
(2) Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013.
(3) LTM through March 31, 2015. See Non-GAAP Reconciliation.
(4) Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period.

BUCKEYE PARTNERS, L.P.
© Copyright 2015 Buckeye Partners, L.P.
13

NON-GAAP FINANCIAL MEASURES © Copyright 2015 Buckeye Partners, L.P. 14 Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to income from continuing operations.